Clover Health Reports Strong First Quarter 2024 Financial Results; Improves Guidance to Target Full-Year 2024 Adjusted EBITDA Profitability
First Quarter 2024 Insurance Revenue growth of 8% year-over-year
First Quarter 2024 GAAP Net Loss from Continuing Operations of $23.2 million versus First Quarter 2023 loss of $79.7 million
First Quarter Adjusted EBITDA profitability of $6.8 million versus prior period loss of $37.5 million
Improves 2024 guidance to Insurance Revenue of $1.30 billion - $1.35 billion and Adjusted EBITDA profitability of $10 million - $30 million
Maintains strong liquidity position and view that Company has sufficient capital for operating and growth needs. Board of Directors authorizes share repurchase program of up to $20 million of the Company’s Class A Common Stock over the next two years
FRANKLIN, Tenn. – May 7, 2024 – Clover Health Investments, Corp. (NASDAQ: CLOV) (“Clover,” “Clover Health” or the “Company”), a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare, today reported financial results for the first quarter 2024. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
“I am incredibly proud of our results this quarter for several notable reasons. First, Clover was profitable on an Adjusted EBITDA basis for the first quarter, and we have high confidence in achieving full year 2024 Adjusted EBITDA profitability. Second, we have grown revenues in our Insurance business by 8% year-over-year. Based on these results, we are delighted to improve our full-year 2024 guidance. In addition, we are pleased to announce that our Board of Directors has authorized a share repurchase program of up to $20 million dollars of the Company’s Class A Common Stock over the next two years,” said Clover Health CEO Andrew Toy.
The Company delivered overall strong financial results to start the year, exceeding its expectations on several key operating metrics and highlighting significant progress on its path to profitability. For the first quarter 2024, total revenue was $346.9 million, with GAAP net loss from continuing operations improving to $23.2 million. Adjusted EBITDA improved to a profit of $6.8 million, as compared to the prior year period loss of $37.5 million. Insurance revenue during the first quarter grew by 8% year-over-year to $341.7 million. Insurance MCR also continued to significantly improve to 77.9% in the first quarter 2024, as compared to 86.6% in the first quarter 2023. Lastly, the Company delivered a step-change improvement to both SG&A, decreasing by 18% year-over-year to $103.8 million, and Adjusted SG&A, decreasing by 12% year-over-year to $74.9 million in the first quarter of 2024.
“We have intentionally built Clover’s foundation to flourish in the future of the Medicare Advantage program,” said Andrew Toy. “Our care management platform, underpinned by differentiated artificial intelligence (AI) technology in Clover Assistant and asset light wraparound care services in Clover Home Care, powers a unique PPO-first offering. This approach lets us thrive in the popular PPO market where our competitors are struggling to maintain margins. At Clover, we aim to empower physicians with software to deliver better care at lower costs through the earlier identification and management of disease. We expect to build upon this momentum in our full-year 2024 financial results, which is reflected in our updated guidance, as we continue to invest in our care management platform to deliver increasing value to members.”

Key Company highlights are as follows:

Dollars in Millions	Q1'24	Q1'23(1)	Change Between (%)
Insurance revenue	$341.7	$317.1	7.8%
Total revenue	346.9	322.0	7.7
Insurance MCR	77.9%	86.6%	(870 bps)
Salaries and benefits plus General and administrative expenses ("SG&A") (2)	$103.8	$126.6	(18.0)
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A") (non-GAAP) (2)(3)	74.9	84.8	(11.7)
Net loss from continuing operations	(23.2)	(79.7)	(70.9)
Adjusted EBITDA (non-GAAP) (3)	6.8	(37.5)	Favorable*
Total restricted and unrestricted cash, cash equivalents, and investments	$440.3	$635.2	(30.7)
*    Not presented as a % change because the current or prior period amount is zero or the amount for the line item changed from a gain to a loss (or vice versa) and thus yields a result that is not meaningful.
(1) The results of operations for the Company's former Non-Insurance segment have been reclassified as discontinued operations for all periods presented due to the Company's decision to not participate in the ACO Reach program for the 2024 performance year. Refer to Note 17 - Discontinued Operations within the form 10-Q filed on May 7, 2024 for additional information.
(2) Salaries and benefits plus General and administrative expenses ("SG&A") is the sum of Salaries and benefits plus General and administrative expenses presented as the GAAP measure in the consolidated financial statements.
(3) Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP) are non-GAAP financial measures. Reconciliations of Adjusted SG&A (non-GAAP) to SG&A and Adjusted EBITDA (non-GAAP) to Net loss from continuing operations, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
Financial Outlook
For full-year 2024, Clover Health is updating its guidance as follows:

	Previous Guidance	Current Guidance
Insurance revenue	$1.25 billion - $1.30 billion	$1.30 billion - $1.35 billion
Insurance MCR	79% - 83%	79% - 81%
Adjusted SG&A (Non-GAAP)(1)	$270 million - $280 million	$270 million - $280 million
Adjusted EBITDA (Non-GAAP)(1)	($20) million - $20 million	$10 million - $30 million
(1) Reconciliations of projected Adjusted SG&A (non-GAAP) to projected SG&A, and projected Adjusted EBITDA (non-GAAP) to Net loss from continuing operations, the most directly comparable GAAP measures, are not provided because Stock-based compensation expense, which is excluded from Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.

Lives under Clover Management

	March 31, 2024	March 31, 2023
Insurance members	79,527	83,794

Earnings Conference Call Details
Clover Health’s management will host a conference call to discuss its financial results on Tuesday, May 7, at 5:00 PM Eastern Time. To access the call via telephone please dial 800-579-2543 (for U.S. callers) or 785-424-1789 (for callers outside the U.S.) and enter the conference ID: CLOVQ124. A live audio webcast will also be available online at: https://event.on24.com/wcc/r/4557433/7691D7BD3B2E527DBDF3A295CB6C3AF2. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link and at Clover Health’s Investor Relations website at investors.cloverhealth.com, and will remain available for approximately 12 months.
Upcoming Investor Events & Conferences
•Bank of America 2024 Healthcare Conference, May 15, 2024
•2024 Leerink Partners Healthcare Crossroads Conference at 4:40 p.m. Eastern Time, May 29, 2024
Any live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health’s Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Outlook" and statements regarding the amount and timing of the Company's repurchase of its Class A Common Stock, expectations relating to potential improvements in Insurance MCR, operating expenses, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, future capital needs and other expectations as to future performance, operations and results (including our updated guidance for 2024). Statements regarding our Adjusted EBITDA profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2024 financial outlook. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our Insurance business; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical care ratios; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue and businesses, including rules, regulations, and policies relating to healthcare and Medicare; fluctuations in the price of our Class A common stock and our ability to comply with Nasdaq's listing requirements; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures
We use non-GAAP measures including Adjusted EBITDA, Adjusted SG&A, and Adjusted SG&A as a percentage of revenue. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:

Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease.

Visit: www.cloverhealth.com

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com

Press Contact:
Andrew Still-Baxter
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONSOLIDATED BALANCE SHEETS: SELECTED METRICS
(in thousands)

	March 31, 2024	December 31, 2023(1)
Selected Balance Sheet Data:
Cash, cash equivalents, restricted cash, and investments	$440,279	$417,317
Total assets	671,770	570,671
Unpaid claims	238,602	138,593
Total liabilities	379,296	284,277
Total stockholders' equity	292,474	286,394
(1) Includes all amounts related to discontinued operations.

CLOVER HEALTH INVESTMENTS, CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)

	Three Months Ended March 31,
	2024	2023
Revenues:
Premiums earned, net (Net of ceded premiums of $101 and $122, for the three months ended March 31, 2024 and 2023; respectively)	$341,722	$317,086
Other income	5,200	4,906
Total revenues	346,922	321,992

Operating expenses:
Net medical claims incurred	265,162	274,789
Salaries and benefits	59,223	68,981
General and administrative expenses	44,569	57,644
Premium deficiency reserve benefit	—	(1,810)
Depreciation and amortization	318	279
Restructuring costs	353	1,807
Total operating expenses	369,625	401,690
Loss from continuing operations	(22,703)	(79,698)

Loss on investment	467	—
Net loss from continuing operations	(23,170)	(79,698)
Net income from discontinued operations	4,000	7,092
Net loss	$(19,170)	$(72,606)

Per share data:
Continuing Operations:
Basic and diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	486,374,644	478,805,067
Basic and diluted net loss per share	$(0.05)	$(0.17)

Discontinued operations:
Basic weighted average number of Class A and Class B common shares and common share equivalents outstanding	486,374,644	478,805,067
Diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	567,451,166	566,629,082
Basic earnings per share	$0.01	$0.01
Diluted earnings per share	$0.01	$0.01

Operating Segments

	Insurance	Corporate/Other	Eliminations	Consolidated Total
Three Months Ended March 31, 2024	(in thousands)
Premiums earned, net (Net of ceded premiums of $101)	$341,722	$—	$—	$341,722
Other income	3,727	15,681	(14,208)	5,200
Intersegment revenues	—	48,465	(48,465)	—
Net medical claims incurred	266,076	4,938	(5,852)	265,162
Gross profit (loss)	$79,373	$59,208	$(56,821)	$81,760

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended March 31,
	2024	2023
Net loss from continuing operations (GAAP):	$(23,170)	$(79,698)
Adjustments
Depreciation and amortization	318	279
Loss (gain) on investment	467	—
Stock-based compensation expense	28,798	38,617
Premium deficiency reserve benefit	—	(1,810)
Restructuring costs	353	1,807
Non-recurring legal expenses and settlements	54	3,258
Adjusted EBITDA (non-GAAP)	$6,820	$(37,547)
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended March 31,
	2024	2023
Salaries and benefits	$59,223	$68,981
General and administrative expenses	44,569	57,644
Total SG&A (GAAP)	103,792	126,625
Adjustments
Stock-based compensation expense	(28,798)	(38,617)
Non-recurring legal expenses and settlements	(54)	(3,258)
Adjusted SG&A (non-GAAP)	$74,940	$84,750

Total revenues	$346,922	$321,992
Adjusted SG&A (non-GAAP) as a percentage of revenue	22%	26%
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions

Adjusted EBITDA - A non-GAAP financial measure defined by us as net loss from continuing operations before depreciation and amortization, loss (gain) on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

Adjusted SG&A - A non-GAAP financial measure defined by us as total SG&A less stock-based compensation expense and non-recurring legal expenses and settlements. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of revenue is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.